                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                           _________________________


                                  FORM 8-K/A
                               (Amendment No. 1)

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    September 15, 1999
                                                   -----------------------------



                            NBC Capital Corporation
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



         Mississippi                  0-12885                    64-0694755
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


 NBC Plaza, Starkville, Mississippi                                      39759
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code  (662) 343-1341
                                                   -------------------------


                                Not applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

     NBC Capital Corporation (the "Registrant") is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15, 1999 (the "Original Report") for the purpose of filing the financial statements of the business acquired and the pro forma financial information that were omitted from the Original Report as permitted by Items 7(a)(4) and 7(b)(2) of Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information

(a)  Financial Statements of the business acquired.

                       FFBS BANCORP, INC. AND SUBSIDIARY
                     UNAUDITED CONSOLIDATED BALANCE SHEET

                                 JUNE 30, 1999

               (Dollars in Thousands, Except Per Share Amounts)

          ASSETS

Cash                                                        $   2,822
Interest-bearing deposits                                      25,400
                                                            ---------
    Total cash and cash equivalents                            28,222
Securities                                                     31,041
Federal Home Loan Bank stock                                      900
Loans receivable                                               94,323
Accrued interest receivable                                     1,023
Premises and equipment                                          1,824
Other assets                                                      204
                                                            ---------
          Total Assets                                      $ 157,537
                                                            =========

          LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Deposits                                                $ 123,610
    Accrued interest payable on deposits                          947
    Borrowed funds                                              8,350
    Accrued expenses and other liabilities                        520
                                                            ---------
          Total liabilities                                   133,427
                                                            ---------

Stockholders' Equity:
    Cumulative preferred stock - $.01 par value, 500,000 shares authorized, shares issued and outstanding - none

                       FFBS BANCORP, INC. AND SUBSIDIARY
                     UNAUDITED CONSOLIDATED BALANCE SHEET

                                 JUNE 30, 1999

               (Dollars in Thousands, Except Per Share Amounts)
(cont.)

    Common stock - par value $.01 per share, 2,000,000 shares
       authorized; 1,582,271 issued and outstanding                     16
    Additional paid-in capital                                      15,794
    Retained earnings                                                9,036
    Unearned compensation                                              (79)
    Accumulated other comprehensive income                            (290)
    Loan receivable from ESOP                                         (367)
                                                                   --------
          Total stockholders' equity                                 24,110
                                                                   --------
          Total Liabilities and Stockholder's Equity               $157,537
                                                                   ========


        The accompanying notes are an integral part of this statement.

                       FFBS BANCORP, INC. AND SUBSIDIARY
                  UNAUDITED CONSOLIDATED STATEMENT OF INCOME

                           YEAR ENDED JUNE 30, 1999

               (Dollars in Thousands, Except Per Share Amounts)

INTEREST INCOME
    Interest and fees on loans                                   $   8,182
    Interest on mortgage-backed and related securities                 793
    Interest on investment securities                                  715
    FHLB stock dividends                                                49
    Interest on deposits due from banks                              1,247
                                                                 ---------
                                                                    10,986
INTEREST EXPENSE
    Interest on deposits                                             5,911
    Interest on borrowed funds                                         483
                                                                     6,394
                                                                 ---------

    Net interest income                                              4,592
    Provision for loan losses                                            -
                                                                 ---------
    Net interest income after provision for loan losses              4,592

NONINTEREST INCOME
    Loan fees                                                          217
    NOW account fees                                                   310
    Other                                                              228
                                                                 ---------
                                                                       755
                                                                 ---------
NONINTEREST EXPENSE
    Compensation and benefits                                        1,881
    Occupancy expense                                                  140
    Furniture and equipment expense                                     73
    Deposit insurance premiums                                          70
    Data processing                                                    196
    Other                                                              804
                                                                 ---------
                                                                     3,164
                                                                 ---------

    Income before income taxes                                       2,183
    Provision for income taxes                                         741
                                                                 ---------

               Net Income                                        $   1,442
                                                                 =========

               Net income per share:
    Basic                                                        $     .95
    Diluted                                                            .93


        The accompanying notes are an integral part of this statement.

                       FFBS BANCORP, INC. AND SUBSIDIARY
           UNAUDITED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                           YEAR ENDED JUNE 30, 1999

               (Dollars in Thousands, Except Per Share Amounts)

                                                                                                       Accumulated
                                                                                                          Other         Loan
                                             Compre-             Additional                Unearned      Compre-     Receivable
                                             hensive   Common      Paid-in     Retained     Compen-       sive          From
Treasury                                     Income    Stock       Capital     Earnings     sation       Income         ESOP
                                           ---------- -------    ----------   ----------   ---------   -----------   ----------
Balance at July 1, 1998                                 $   16    $  15,457    $   8,485    $ (132)    $       (19)  $     (551)

Comprehensive income:
  Net income for the year
     ended June 30, 1999                   $   1,442         -            -        1,442         -               -            -

  Net change in unrealized gain (loss)
     on available-for-sale securities,
     net of tax                                 (271)        -            -            -         -            (271)           -
                                           ---------
       Total comprehensive income          $   1,171
                                           =========
Cash dividends, $.60 per share                               -            -         (891)        -               -            -

Amortization of unearned
   compensation                                              -            -            -        53               -            -

Stock options exercised                            -         -           64            -         -               -            -

Reduction of ESOP loan                             -         -            -            -         -               -          184

Excess of fair market value of
   allocated ESOP shares over cost                           -          273            -         -               -            -
                                                        ------    ---------    ---------   -------     -----------   ----------
Balance at June 30, 1999                                $   16    $  15,794    $   9,036   $   (79)    $      (290)  $     (367)
                                                        ======    =========    =========   =======     ===========   ==========

                                                       Treasury
                                                         Stock     Total
                                                       --------   --------
Balance at July 1, 1998                                $     (2)  $23,254

Comprehensive income:
  Net income for the year
     ended June 30, 1999                                      -     1,442

  Net change in unrealized gain (loss)
     on available-for-sale securities,
     net of tax                                               -      (271)


       Total comprehensive income

Cash dividends, $.60 per share                                -      (891)

Amortization of unearned
   compensation                                               -        53

Stock options exercised                                       2        66

Reduction of ESOP loan                                        -       184

Excess of fair market value of
   allocated ESOP shares over cost                            -       273
                                                       --------   -------
Balance at June 30, 1999                               $      -   $24,110
                                                       ========   =======

        The accompanying notes are an integral part of this statement.

                       FFBS BANCORP, INC. AND SUBSIDIARY
                UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS

                        SIX MONTHS ENDED JUNE 30, 1999

                            (Dollars in Thousands)

CASH FLOWS FROM OPERATING ACTIVITIES

  Net income                                                       $    1,442
  Adjustments to reconcile net earnings to net cash:
  Depreciation                                                            115
  Amortization and accretion, net                                          97
  Provision for loan losses                                                 -
  FHLB stock dividends                                                    (49)
  Deferred income taxes (benefit)                                         (86)
  Decrease in accrued interest receivable                                 257
  Increase in other assets                                               (123)
  Increase in accrued interest payable on deposits                         55
  Increase in accrued expenses and other liabilities                       20
  Amortization of unearned compensation                                    53
  Excess of fair market value of allocated ESOP
    shares over cost                                                      273
                                                                   ----------
     Net cash provided by operating activities                          2,054
                                                                   ----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Increase in loans                                                     4,385
  Purchases of investment securities                                   (5,552)
  Proceeds from maturities and calls of investment securities          13,125
  Sale of foreclosed real estate properties                               210
  Additions of properties and equipment                                   (33)
  Principal repayments of MBS and related securities                    7,307
  Purchase of MBS and related securities                              (12,944)
  Repayment of ESOP loan                                                  184
                                                                   ----------

     Net cash provided by investing activities                          6,682
                                                                   ----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Exercise of stock options                                          $     66
  Increase in deposits                                                  9,072
  Net decrease in FHLB borrowings                                      (2,611)
  Payment of dividends on common stock                                 (1,362)
                                                                   ----------
     Net cash provided by financing activities                          5,165
                                                                   ----------

                       FFBS BANCORP, INC. AND SUBSIDIARY
                UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS

                        SIX MONTHS ENDED JUNE 30, 1999

                            (Dollars in Thousands)
(cont.)

  Net increase in cash and cash equivalents                                                       13,901
  Cash and cash equivalents at beginning of period                                                14,321
                                                                                             -----------
     Cash and cash equivalents at end of period                                              $    28,222
                                                                                             ===========

Supplemental Disclosure of Cash Flow Information:

  Cash paid during the year for:
      Interest                                                                               $     6,339
      Income taxes                                                                                   843

        The accompanying notes are an integral part of this statement.

                       FFBS BANCORP, INC. AND SUBSIDIARY

    Notes To The June 30, 1999 Unaudited Consolidated Financial Statements


NOTE A - BASIS OF PRESENTATION

     The accompanying Unaudited Consolidated Financial Statements of FFBS Bancorp, Inc. ("FFBS") reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. The statements should be read in conjunction with the summary of accounting policies and notes to financial statements included in FFBS's financial statements for the year ended June 30, 1998. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted in accordance with the rules of the Securities and Exchange Commission.

NOTE B - ACCOUNTING POLICIES

     FFBS adopted Financial Accounting Standards Board Statement No. 130, "Reporting Comprehensive Income" as of July 1, 1998. Comprehensive income is defined as the change in equity from transactions or other events and circumstances from non-owner sources and includes net earnings.

     Reference is also made to the accounting policies of FFBS described in the notes to the consolidated financial statements for the year ended June 30, 1998. FFBS has consistently followed those policies in preparing this report.

NOTE C - PROPOSED MERGER

     On February 3, 1999, FFBS executed an Agreement and Plan of Merger with the NBC Capital Corporation ("NBC"). Consummation of the merger is dependent upon the approval of the shareholders and various regulatory agencies.

(b)   Pro Forma Financial Information

     The following tables contain Unaudited Pro Forma Condensed Consolidated Financial Statements, including a balance sheet as of June 30, 1999, and statements of income for the three and six months ended June 30, 1999 and 1998, and the years ended December 31, 1998, 1997, and 1996. These statements present on a pro forma basis historical results for NBC and FFBS as though the merger between NBC and FFBS had been consummated as of January 1, 1996.

     The pro forma condensed consolidated financial statements and per share information for the years ended December 31, 1998, 1997, and 1996, include historical operating results of FFBS on a calendar year basis rather than on a June 30, fiscal year basis as originally reported. Such calendar year financial results and per share data for FFBS have not been audited.

     The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the consolidated historical financial statements of NBC and FFBS. Pro forma results are not necessarily indicative of future operating results.

                            NBC CAPITAL CORPORATION
                  Unaudited Pro Forma Condensed Balance Sheet
                                 June 30, 1999

                                                          NBC
                                                        Capital       FFBS       Pro Forma          Pro Forma
                                                         Corp.      Bancorp     Adjustments         Combined
                                                       ---------   ---------    -----------         --------
                                                                          (In Thousands)
ASSETS:
   Cash and balances due from banks                    $ 25,908    $  2,822       $    367  (2)     $ 29,097
   Interest-bearing deposits                             15,987      25,400                           41,387
   Federal funds sold and securities purchased
     under agreements to resell                           8,926          -                             8,926
   Securities:
     Held-to-maturity                                    30,396          -                            30,396
     Available-for-sale                                 176,609      31,941                          208,550
                                                       --------    --------                         --------
        Total securities                                207,005      31,941                          238,946
   Loans, net of unearned interest                      504,363      94,780                          599,143
   Allowance for loan losses                             (9,763)       (457)          (785) (4)      (11,005)
                                                       --------    --------                         --------
     Net loans                                          494,600      94,323                          588,138
   Premises and equipment, net                           15,249       1,824                           17,073
   Intangible assets                                      3,352          -                             3,352
   Other                                                 24,896       1,227            895  (4)       27,018
                                                       --------    --------                         --------
                                                       $795,923    $157,537                         $953,937
                                                       ========    ========                         ========

                            NBC CAPITAL CORPORATION
                  Unaudited Pro Forma Condensed Balance Sheet
                                 June 30, 1999
(cont.)

                                                          NBC
                                                        Capital       FFBS       Pro Forma          Pro Forma
                                                         Corp.      Bancorp     Adjustments         Combined
                                                       ---------   ---------    -----------         --------
                                                                          (In Thousands)
LIABILITIES:
     Noninterest-bearing deposits                      $ 79,786    $  3,848                         $ 83,634
     Interest-bearing deposits                          574,715     119,762                          694,477
                                                       --------    --------                         --------
        Total deposits                                  654,501     123,610                          778,111
     Federal funds purchased and securities
        sold under agreements to repurchase              12,758          -                            12,758
     Other borrowed funds                                27,561       8,350                           35,911
     Other liabilities                                   10,540       1,467       2,197  (4)          14,204
                                                       --------    --------                         --------

        Total liabilities                               705,360     133,427                          840,984
                                                       --------    --------                         --------

STOCKHOLDERS' EQUITY:
     NBC common stock - $1 par value                      5,665          -        1,386  (1)           7,051
     FFBS common stock - $.01 par value                      -           16         (16) (1)              -
     Surplus and retained earnings                       85,699      24,830      (1,370) (1)         106,626
                                                                                    (79) (3)
                                                                                   (367) (2)
                                                                                 (2,087) (4)

     Unearned compensation                                              (79)         79  (3)              -
     Loan receivable - ESOP                                            (367)        367  (2)              -
     Accumulated other comprehensive income                (801)       (290)                          (1,091)
                                                       --------    --------                         --------
                                                         90,563      24,110                          112,586
                                                       --------    --------                         --------

                                                       $795,923    $157,537                         $953,570
                                                       ========    ========                         ========



            See Notes to Pro Forma Condensed Financial Information.

                            NBC CAPITAL CORPORATION
               Unaudited Pro Forma Condensed Statement of Income

                        Six Months Ended June 30, 1999

                                                          NBC
                                                        Capital       FFBS       Pro Forma          Pro Forma
                                                         Corp.      Bancorp     Adjustments         Combined
                                                       ---------   ---------    -----------         --------
                                                              (In Thousands, Except Per Share Amounts)
Interest income:
   Interest and fees on loans                          $ 21,672    $  3,961                         $ 25,633
   Interest and dividends on securities                   5,445         678                            6,123
   Other interest income                                    553         773                            1,326
                                                       --------    --------                         --------
     Total interest income                               27,670       5,412                           33,082
                                                       --------    --------                         --------
Interest expense:
   Interest on deposits                                  11,363       2,935                           14,298
   Interest on borrowed funds                               779         218                              997
                                                       --------    --------                         --------
     Total interest expense                              12,142       3,153                           15,295
                                                       --------    --------                         --------
Net interest income                                      15,528       2,259                           17,787
Provision for loan losses                                   630          -                               630
                                                       --------    --------                         --------
Net interest income after provision for
     loan losses                                         14,898       2,259                           17,157
Noninterest income                                        4,473         364                            4,837
Noninterest expense                                      12,280       1,681                           13,961
                                                       --------    --------                         --------
Net income before income taxes                            7,091         942                            8,033
Income tax expense                                        1,579         294                            1,873
                                                       --------    --------                         --------
   Net income                                          $  5,512    $    648                         $  6,160
                                                       ========    ========                         ========

Net income per share:
   Basic                                               $    .97    $    .43                         $    .88
   Diluted                                                  .97         .42                              .88
Weighted-average common shares outstanding:
   Basic                                                  5,665       1,521                            6,997
   Diluted                                                5,665       1,554                            7,026



            See Notes to Pro Forma Condensed Financial Information.

                            NBC CAPITAL CORPORATION
               Unaudited Pro Forma Condensed Statement of Income

                        Six Months Ended June 30, 1998

                                                          NBC
                                                        Capital       FFBS       Pro Forma          Pro Forma
                                                         Corp.      Bancorp     Adjustments         Combined
                                                       ---------   ---------    -----------         --------
                                                              (In Thousands, Except Per Share Amounts)
Interest income:
  Interest and fees on loans                           $ 22,182    $  4,176                         $ 26,358
  Interest and dividends on securities                    6,078         921                            6,999
  Other interest income                                     517         262                              779
                                                       --------    --------                         --------
    Total interest income                                28,777       5,359                           34,136
Interest expense:
  Interest on deposits                                   12,479       2,748                           15,227
  Interest on borrowed funds                                951         241                            1,192
                                                       --------    --------                         --------
    Total interest expense                               13,430       2,989                           16,419
                                                       --------    --------                         --------
Net interest income                                      15,347       2,370                           17,717
Provision for loan losses                                   675          -                               675
                                                       --------    --------                         --------
Net interest income after provision for
    loan losses                                          14,672       2,370                           17,042
Noninterest income                                        4,266         362                            4,628
Noninterest expense                                      11,954       1,561                           13,515
                                                       --------    --------                         --------
Net income before income taxes                            6,984       1,171                            8,155
Income tax expense                                        1,671         455                            2,126
                                                       --------    --------                         --------
  Net income                                           $  5,313    $    716                         $  6,029
                                                       ========    ========                         ========

Net income per share:
  Basic                                                $    .94    $    .48                         $    .86
  Diluted                                                   .94         .47                              .86
Weighted-average common shares outstanding:
  Basic                                                   5,665       1,492                            6,972
  Diluted                                                 5,665       1,530                            7,005



            See Notes to Pro Forma Condensed Financial Information.

                            NBC CAPITAL CORPORATION
               Unaudited Pro Forma Condensed Statement of Income

                       Three Months Ended June 30, 1999

                                                          NBC
                                                        Capital       FFBS       Pro Forma          Pro Forma
                                                         Corp.      Bancorp     Adjustments         Combined
                                                       ---------   ---------    -----------         --------
                                                              (In Thousands, Except Per Share Amounts)
Interest income:
  Interest and fees on loans                           $ 10,925    $  1,947                         $ 12,872
  Interest and dividends on securities                    2,762         441                            3,203
  Other interest income                                     237         313                              550
                                                       --------    --------                         --------
    Total interest income                                13,924       2,701                           16,625
Interest expense:
  Interest on deposits                                    5,654       1,458                            7,112
  Interest on borrowed funds                                404         109                              513
                                                       --------    --------                         --------
    Total interest expense                                6,058       1,567                            7,625
                                                       --------    --------                         --------
Net interest income                                       7,866       1,134                            9,000
Provision for loan losses                                   315          -                               315
                                                       --------    --------                         --------
Net interest income after provision for
    loan losses                                           7,551       1,134                            8,685
Noninterest income                                        2,308         171                            2,479
Noninterest expense                                       6,159         865                            7,024
                                                       --------    --------                         --------
Net income before income taxes                            3,700         440                            4,140
Income tax expense                                          951          86                            1,037
                                                       --------    --------                         --------
  Net income                                           $  2,749    $    354                         $  3,103
                                                       ========    ========                         ========

Net income per share:
  Basic                                                $    .49    $    .23                         $    .44
  Diluted                                                   .49         .23                              .44
Weighted-average common shares outstanding:
  Basic                                                   5,665       1,521                            6,997
  Diluted                                                 5,665       1,554                            7,024


             See Notes to Pro Forma Condensed Financial Information.

                            NBC CAPITAL CORPORATION
               Unaudited Pro Forma Condensed Statement of Income

                       Three Months Ended June 30, 1998

                                                          NBC
                                                        Capital       FFBS       Pro Forma          Pro Forma
                                                         Corp.      Bancorp     Adjustments         Combined
                                                       ---------   ---------    -----------         --------
                                                              (In Thousands, Except Per Share Amounts)
Interest income:
  Interest and fees on loans                           $ 11,211    $  2,099                         $ 13,310
  Interest and dividends on securities                    3,094         503                            3,597
  Other interest income                                     151         131                              282
                                                       --------    --------                         --------
    Total interest income                                14,456       2,733                           17,189
Interest expense:
  Interest on deposits                                    6,305       1,400                            7,705
  Interest on borrowed funds                                483         147                              630
                                                       --------    --------                         --------
    Total interest expense                                6,788       1,547                            8,335
                                                       --------    --------                         --------
Net interest income                                       7,668       1,186                            8,854
Provision for loan losses                                   352          -                               352
                                                       --------    --------                         --------
Net interest income after provision for
    loan losses                                           7,316       1,186                            8,502
Noninterest income                                        2,153         194                            2,347
Noninterest expense                                       5,950         867                            6,817
                                                       --------    --------                         --------
Net income before income taxes                            3,519         513                            4,032
Income tax expense                                          801         227                            1,028
                                                       --------    --------                         --------
  Net income                                           $  2,718    $    286                         $  3,004
                                                       ========    ========                         ========

Net income per share:
  Basic                                                $    .48    $    .19                         $    .43
  Diluted                                                   .48         .19                              .43
Weighted-average common shares outstanding:
  Basic                                                   5,665       1,490                            6,970
  Diluted                                                 5,665       1,529                            7,004


             See Notes to Pro Forma Condensed Financial Information.

                            NBC CAPITAL CORPORATION
               Unaudited Pro Forma Condensed Statement of Income

                         Year Ended December 31, 1998


                                                                         NBC
                                                                       Capital        FFBS          Pro Forma       Pro Forma
                                                                        Corp.        Bancorp        Adjustments      Combined
                                                                    ------------   -----------      -----------     -----------
                                                                               (In Thousands, Except Per Share Amounts)
Interest income:
  Interest and fees on loans                                        $     44,558   $     8,397                      $    52,955
  Interest and dividends on securities                                    11,616         1,800                           13,416
  Other interest income                                                    1,217           736                            1,953
                                                                    ------------   -----------                      -----------
     Total interest income                                                57,391        10,933                           68,324
                                                                    ------------   -----------                      -----------
Interest expense:
  Interest on deposits                                                    24,692         5,723                           30,415
  Interest on borrowed funds                                               1,822           507                            2,329
                                                                    ------------   -----------                      -----------
     Total interest expense                                               26,514         6,230                           32,744
                                                                    ------------   -----------                      -----------
Net interest income                                                       30,877         4,703                           35,580
Provision for loan losses                                                  3,187          -                               3,187
                                                                    ------------   -----------                      -----------
Net interest income after provision for
     loan losses                                                          27,690         4,703                           32,393
Noninterest income                                                         8,838           752                            9,590
Noninterest expense                                                       26,056         3,045                           29,101
                                                                    ------------   -----------                      -----------
Net income before income taxes                                            10,472         2,410                           12,882
Income tax expense                                                         1,978           902                            2,880
                                                                    ------------   -----------                      -----------
  Net income                                                        $      8,494   $     1,508                      $    10,002
                                                                    ============   ===========                      ===========


Net income per share:
  Basic                                                             $       1.50   $      1.00                      $      1.43
  Diluted                                                                   1.50           .98                             1.42
Weighted-average common shares outstanding:
  Basic                                                                    5,665         1,509                            6,987
  Diluted                                                                  5,665         1,539                            7,013


            See Notes to Pro Forma Condensed Financial Information.

                            NBC CAPITAL CORPORATION
               Unaudited Pro Forma Condensed Statement of Income

                         Year Ended December 31, 1997

                                                                         NBC
                                                                        Capital       FFBS          Pro Forma       Pro Forma
                                                                        Corp.        Bancorp        Adjustments      Combined
                                                                    ------------   -----------      -----------     -----------
                                                                              (In Thousands, Except Per Share Amounts)
Interest income:
  Interest and fees on loans                                        $     43,792   $     7,891                      $    51,683
  Interest and dividends on securities                                    12,055         1,710                           13,765
  Other interest income                                                      981           276                            1,257
                                                                    ------------   -----------                      -----------
     Total interest income                                                56,828         9,877                           66,705
                                                                    ------------   -----------                      -----------
Interest expense:
  Interest on deposits                                                    23,822         5,060                           28,882
  Interest on borrowed funds                                               1,877           118                            1,995
                                                                    ------------   -----------                      -----------
     Total interest expense                                               25,699         5,178                           30,877
                                                                    ------------   -----------                      -----------
Net interest income                                                       31,129         4,699                           35,828
Provision for loan losses                                                  1,477             5                            1,482
                                                                    ------------   -----------                      -----------
Net interest income after provision for
     loan losses                                                          29,652         4,694                           34,346
Noninterest income                                                         7,777           636                            8,413
Noninterest expense                                                       23,768         2,483                           26,251
                                                                    ------------   -----------                      -----------
Net income before income taxes                                            13,661         2,847                           16,508
Income tax expense                                                         3,743         1,083                            4,826
                                                                    ------------   -----------                      -----------
  Net income                                                        $      9,918   $     1,764                      $    11,682
                                                                    ============   ===========                      ===========

Net income per share:
  Basic                                                             $       1.75   $      1.20                      $      1.68
  Diluted                                                                   1.75          1.15                             1.67
Weighted-average common shares outstanding:
  Basic                                                                    5,665         1,481                            6,962
  Diluted                                                                  5,665         1,534                            7,008


            See Notes to Pro Forma Condensed Financial Information.

                            NBC CAPITAL CORPORATION
               Unaudited Pro Forma Condensed Statement of Income
                         Year Ended December 31, 1996



                                                                         NBC
                                                                       Capital         FFBS        Pro Forma         Pro Forma
                                                                        Corp.        Bancorp.     Adjustments        Combined
                                                                    ------------   -----------    -----------       ----------
                                                                              (In Thousands, Except Per Share Amounts)
Interest income:
  Interest and fees on loans                                        $     39,747   $     7,225                      $    46,972
  Interest and dividends on securities                                    12,440         1,636                           14,076
  Other interest income                                                      478           309                              787
                                                                    ------------   -----------                      -----------
     Total interest income                                                52,665         9,170                           61,835
                                                                    ------------   -----------                      -----------
Interest expense:
  Interest on deposits                                                    22,052         4,631                           26,683
  Interest on borrowed funds                                               1,040          -                               1,040
                                                                    ------------   -----------                      -----------
     Total interest expense                                               23,092         4,631                           27,723
                                                                    ------------   -----------                      -----------
Net interest income                                                       29,573         4,539                           34,112
Provision for loan losses                                                  1,677          -                               1,677
                                                                    ------------   -----------                      -----------
Net interest income after provision for
     loan losses                                                          27,896         4,539                           32,435
Noninterest income                                                         7,327           635                            7,962
Noninterest expense                                                       22,662         3,189                           25,851
                                                                    ------------   -----------                      -----------
Net income before income taxes                                            12,561         1,985                           14,546
Income tax expense                                                         3,141           588                            3,729
                                                                    ------------   -----------                      -----------
  Net income                                                        $      9,420   $     1,397                      $    10,817
                                                                    ============   ===========                      ===========

Net income per share:
  Basic                                                             $       1.66   $       .94                      $      1.55
  Diluted                                                                   1.66           .91                             1.54
Weighted-average common shares outstanding:
  Basic                                                                    5,665         1,486                            6,966
  Diluted                                                                  5,665         1,535                            7,009


            See Notes to Pro Forma Condensed Financial Information.

                             NBC CAPITAL CORPORATION

 Notes to the June 30, 1999, Unaudited Pro Forma Condensed Financial Information


GENERAL

     The Unaudited NBC and FFBS Pro Forma Condensed Financial Information is based upon the following adjustments, reflecting the consummation of the merger of NBC and FFBS, assuming the two companies had been combined for the period presented using the pooling-of-interests method of accounting. Actual amounts may differ from those reflected in the Unaudited Pro Forma Condensed Financial Information.


NOTE 1

     NBC will exchange .8758 of a share of NBC common stock for each share of FFBS common stock outstanding immediately prior to the effective time of the merger.

     Shares of FFBS common stock at June 30, 1999                      1,582,271
     Exchange ratio                                                        .8758
     Shares of NBC common stock to be issued based upon FFBS shares
       outstanding at June 30, 1999                                    1,385,753

     The following adjusting entry was made to the Unaudited Pro Forma Condensed Balance Sheet to reflect this transaction (in thousands):

                                                    Debit             Credit
                                                    -----             ------

     Common stock - FFBS                          $     16
     Surplus and retained earnings                   1,370
     Common stock - NBC                                             $  1,386


NOTE 2

     At June 30, 1999, FFBS had a $366,858 loan balance related to the internally leveraged FFBS Employee Stock Ownership Plan (the "FFBS ESOP"). The debt is to be paid off by the sale of stock immediately prior to the merger. All additional shares remaining in the FFBS ESOP will be allocated to employees' individual accounts. NBC will incur a one-time charged related to the allocation of the remaining shares of approximately $465,000.

     The following adjusting entry was made to the Unaudited Pro Forma Condensed Balance Sheet (in thousands):

                                                    Debit             Credit
                                                    -----             ------

     Cash                                         $    367
     Loan receivable from ESOP                                       $    367
     Surplus                                                              465
     Retained earnings                                 465


NOTE 3

     Upon consummation of the merger, 7,935 shares of FFBS unvested restricted stock grants will vest immediately under the FFBS Recognition and Retention Plan
(RRP). This accelerated vesting will result in a one-time charge to income upon consummation of the merger, which is reflected in the Unaudited Pro Forma Condensed Balance Sheet as a reduction of retained earnings. The following entry was made to the Unaudited Balance Sheet to reflect this transaction (in thousands):

                                                    Debit             Credit
                                                    -----             ------

     Retained earnings                            $     79
     Unearned compensation                                           $     79


NOTE 4

     NBC anticipates one-time merger and related charges of $3.0 million ($2.1 million, net of tax) in connection with the merger, excluding the expenses related to the FFBS ESOP and FFBS RRP transactions. These expenses consist of financial advisor fees, legal fees, employee-related expenses, and restructuring charges, as well as an adjustment to the FFBS allowance for loan losses. The impact of these charges, net of tax, has been reflected in the Unaudited Pro Forma Condensed Balance Sheet as of June 30, 1999, but has not been reflected in the Unaudited Pro Forma Condensed Statements of Income. The following entry was made to the Unaudited Pro Forma Condensed Balance Sheet (in thousands):

                                                    Debit             Credit

         Other asset                              $    895
         Retained earnings                           2,087
         Allowance for loan losses                                   $    785
         Other liabilities                                              2,197

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NBC CAPITAL CORPORATION


Date: October 14, 1999                        By:  /s/ Richard T. Haston
                                                 -------------------------------
                                                 Richard T. Haston
                                                 Executive Vice-President, Chief
                                                 Financial Officer and Treasurer